Promissory Note
Installment Payments with Interest

1. Borrower(s)

Name of Borrower 1: Sunstock, Inc.

Name of Borrower 2: ______________________

2. Lender

Name of Lender: Jason Chang

3. Loan

In return for a loan Borrower has received from Lender, Borrower promises to pay to Lender the amount of $50,000.00 (principal), plus interest on unpaid principal at the rate of 6 % per year from the date this note is signed until it is paid in full. If there is more than one borrower, they agree to be jointly and severally liable.

4. Monthly Payments

Borrower will pay back the loan in monthly installments, which include principal and interest, of not less than $ N/A per month until the principal and interest are paid in full. Payments will be due on the first day of each month, beginning on N/A. Borrower will send all payments to lump sum due Sept. 30, 2018 principal + interest.

5. Prepayments

Borrower may make extra payments of principal, in addition to the monthly installment payments, at any time. Borrower will identify any such payments, in writing, as prepayments of principal. Lender will use any prepayments to reduce the amount of principal owed by Borrower. Prepayments will not change the amount or due date of any future installment payments.

6. Late Payments – None

If any installment payment due under this note is not received by Lender within N/A days of its due date, Borrower will pay a late fee of five percent of the amount of the monthly payment. The late fee will be due immediately. If any installment payment is not received by Lender within N/A days of its due date, Lender may demand, in writing, that Borrower repay the entire amount of unpaid principal immediately. After receiving Lender's demand, Borrower will immediately pay the entire unpaid principal.

7. Attorneys' Fees

If Lender sues Borrower to collect on this note, and wins, Borrower agrees to pay Lender's attorneys' fees in an amount the court finds to be fair and reasonable.

8. Entire Agreement

This note represents the entire agreement between Borrower and Lender. Any modifications must be in writing and signed by both Borrower and Lender.

9. Terminology

The term Borrower refers to one or more borrowers. The term Lender refers to more than one lender and to any person who legally holds this note, including a buyer in due course.

CEO 4/11/2018

Borrower 1's signature

Borrower 2's signature

Sunstock, Inc.

Print name

Print name

111 Vista Creek Circle

Address

Address

Sacramento, CA. 95835

Date

Date

Certificate of Acknowledgment of Notary Public

State of ______________________)

) ss

County of ______________________)

This instrument was acknowledged before me on ______________ by ________________________________.

Signature of notarial officer: ______________________

Title of notarial officer: ______________________

My commission expires: ______________________

(Notary Seal or Stamp)

Promissory Note
Installment Payments with Interest

1. Borrower(s)

Name of Borrower 1: Sunstock, Inc.

Name of Borrower 2: ____________________

2. Lender

Name of Lender: Jason Chang

3. Loan

In return for a loan Borrower has received from Lender, Borrower promises to pay to Lender the amount of $ 150,000.00 (principal), plus interest on unpaid principal at the rate of 6 % per year from the date this note is signed until it is paid in full. If there is more than one borrower, they agree to be jointly and severally liable.

4. Monthly Payments

Borrower will pay back the loan in monthly installments, which include principal and interest, of not less than $ N/A per month until the principal and interest are paid in full. Payments will be due on the first day of each month, beginning on N/A. Borrower will send all payments to lump sum due Sept. 30, 2018 Principal + interest.

5. Prepayments

Borrower may make extra payments of principal, in addition to the monthly installment payments, at any time. Borrower will identify any such payments, in writing, as prepayments of principal. Lender will use any prepayments to reduce the amount of principal owed by Borrower. Prepayments will not change the amount or due date of any future installment payments.

6. Late Payments – None

If any installment payment due under this note is not received by Lender within N/A days of its due date, Borrower will pay a late fee of five percent of the amount of the monthly payment. The late fee will be due immediately. If any installment payment is not received by Lender within N/A days of its due date, Lender may demand, in writing, that Borrower repay the entire amount of unpaid principal immediately. After receiving Lender's demand, Borrower will immediately pay the entire unpaid principal.

7. Attorneys' Fees

If Lender sues Borrower to collect on this note, and wins, Borrower agrees to pay Lender's attorneys' fees in an amount the court finds to be fair and reasonable.

8. Entire Agreement

This note represents the entire agreement between Borrower and Lender. Any modifications must be in writing and signed by both Borrower and Lender.

9. Terminology

The term Borrower refers to one or more borrowers. The term Lender refers to more than one lender and to any person who legally holds this note, including a buyer in due course.

[signature] CEO 3/28/2018
Borrower 1's signature

Sunstock, Inc.
Print name

111 Vista Creek Cir.
Address
Sacramento, CA. 95835

Date

Borrower 2's signature

Print name

Address

Date

Certificate of Acknowledgment of Notary Public

State of ____________)
) ss
County of ____________)

This instrument was acknowledged before me on ____________ by
____________________________________.

Signature of notarial officer: ____________
Title of notarial officer: ____________
My commission expires: ____________

(Notary Seal or Stamp)

COMMUNITY BUSINESS BANK

DISCOVER THE DIFFERENCE®

P.O. Box 912
West Sacramento, CA 95691
communitybizbank.com

ACCOUNT	201011731
STATEMENT PERIOD	03/01/18 - 03/31/18
PAGE	1 of 2

460 Sunstock Inc
111 Vista Creek Circle
Sacramento, CA 95835

TYPE OF ACCOUNT... Standard Business Checking

Beginning Balance	We Have Added Number	Deposits/Credits	We Have Subtracted Number	Checks/Debits	Ending Balance
$ 1,216.18	2	$ 157,500.00	0	$ 0	$ 158,716.18

Items Enclosed	Minimum Balance	Average Balance	Average Available Balance
2	$ 1,216.18	$ 21,538.76	$ 21,538.76

DEPOSITS

DATE	AMOUNT	DATE	AMOUNT	DATE	AMOUNT
03/28/2018	7,500.00	03/28/2018	150,000.00		

DAILY BALANCE INFORMATION

DATE	BALANCE	DATE	BALANCE	DATE	BALANCE
02/28/2018	1,216.18	03/28/2018	158,716.18		

member FDIC

DDA DEPOSIT Community Business Bank

Branch: 01
Teller: CBB\slee
Account: 201011731
Amount: $7,500.00

11:40 AM
3/28/2018

5011-4191 201011731 11

03/28/2018 $7,500.00

DDA DEPOSIT Community Business Bank

Branch: 01
Teller: CBB\slee
Account: 201011731
Amount: $150,000.00

11:41 AM
3/28/2018

5011-4191 201011731 11

03/28/2018 $150,000.00